                                                                      Exhibit 24
                               POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below does hereby constitute and appoint ELBERT L. THOMAS, JR., JAMES
F. KEEN, CLYDE A. BILLINGS, JR., and TERESA A. FEHRMAN, jointly and each of them severally, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to execute and sign the Annual Report on Form 10-K for the fiscal year ended December 31, 1995 to be filed with the Securities and Exchange Commission, pursuant to the provisions of the Securities Exchange Act of 1934, by First Tennessee National Corporation ("Corporation") and, further, to execute and sign any and all amendments thereto and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, or their or his or her substitute or substitutes, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all the acts that said attorneys-in-fact and agents, or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         Signature
         ---------
                                                       Title                                       Date
                                                       -----                                       ----
Ralph Horn                                 Chairman of the Board,                             March 25, 1996
----------------------------------         President and Chief Executive
Ralph Horn                                 Officer and a Director
                                           (principal executive officer)


Elbert L. Thomas, Jr.                      Executive Vice President and                       March 25, 1996
----------------------------------         Chief Financial Officer
Elbert L. Thomas, Jr.                      (principal financial officer)


James F. Keen                              Senior Vice President and                          March 25, 1996
----------------------------------         Controller (principal
James F. Keen                              accounting officer)


Jack A. Belz                               Director                                           March 25, 1996
----------------------------------
Jack A. Belz


Robert C. Blattberg                        Director                                           March 25, 1996
----------------------------------
Robert C. Blattberg


J. R. Hyde, III                            Director                                           March 25, 1996
----------------------------------
J. R. Hyde, III

R. Brad Martin                             Director                                           March 25, 1996
----------------------------------
R. Brad Martin


Joseph Orgill, III                         Director                                           March 25, 1996
----------------------------------
Joseph Orgill, III


Richard E. Ray                             Director                                           March 25, 1996
----------------------------------
Richard E. Ray


Vicki G. Roman                             Director                                           March 25, 1996
----------------------------------
Vicki G. Roman


Michael D. Rose                            Director                                           March 25, 1996
----------------------------------
Michael D. Rose


William B. Sansom                          Director                                           March 25, 1996
----------------------------------
William B. Sansom


Gordon P. Street, Jr.                      Director                                           March 25, 1996
----------------------------------
Gordon P. Street, Jr.


Ronald Terry                               Director                                           March 25, 1996
----------------------------------
Ronald Terry



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